                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               -------------------


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                               -------------------





         Date of Report (Date of earliest event reported): JULY 15, 2004

                               EMCORE CORPORATION
             (Exact name of Registrant as specified in its charter)

                 NEW JERSEY                                 0-22175                             22-2746503
(State or other jurisdiction of incorporation       (Commission File Number)       (I.R.S. Employer Identification No.)
              or organization)

                  145 BELMONT DRIVE, SOMERSET, NEW JERSEY                    08873
                    (Address of principal offices)                        (Zip Code)


                                 (732) 271-9090
                Registrant's telephone number including area code

 (Former name or former address, if changed since last report): Not applicable

ITEM 5.  OTHER EVENTS.

         On July 15, 2004, EMCORE Corporation issued a press release announcing its acquisition of Corona Optical Systems, Inc. The press release is attached as
Exhibit 99.1 hereto and is incorporated by reference in its entirety herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         c.  Exhibits

         EXHIBIT
         NUMBER     DESCRIPTION OF DOCUMENT

         99.1 Press Release, dated July 15, 2004, relating to the acquisition of Corona Optical Systems, Inc.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                  EMCORE Corporation
                                                    (Registrant)

                                                 By: /s/ Thomas G. Werthan
                                                    -----------------------
                                                 Thomas G. Werthan
                                                 Chief Financial Officer

Dated:  July 16, 2004

                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.          Description
-----------          -----------

99.1                 Press Release dated July 15, 2004